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                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in the registration statement on Form N-5 (File No. 811-07637) of our report dated October 25, 1995 on our audits of the financial statements of Transportation Capital Corp. included in Form N-2 (File No. 33-31670) of Medallion Financial Corp.

                                            /s/ Coopers & Lybrand L.L.P.

                                            Coopers & Lybrand L.L.P.

New York, New York
October 25, 1996